UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23690

PUERTO RICO RESIDENTS TAX-FREE FUND II, INC.

(Exact name of registrant as specified in charter)

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Address of principal executive offices)

Luis A. Avilés, Esq.

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:
Jesse C. Kean
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2021 – August 31, 2022

Item 1. Report of Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”):

Puerto Rico Residents Tax-Free Fund II, Inc.

2022 Annual Report

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Statement of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	31
Other Information	32
Management of the Fund	34
Statement Regarding Basis for Approval of Investment Advisory Contract	40

Beginning on January 1, 2023, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, or financial intermediary, such as broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2022 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Puerto Rico Residents Tax Free Fund II, Inc. (formerly known as Puerto Rico Investors Tax Free Fund II, Inc. and hereinafter referred to as the “Fund”) is pleased to present its Letter to Shareholders for the twelve-month period ending on August 31, 2022.

During the reporting period, job gains were robust, and the unemployment rate declined from 5.2% as of August 31, 2021, to 3.7% as of August 31, 2022. Nevertheless, supply bottlenecks related to the Covid pandemic contributed to high levels of inflation and proved to be more persistent than the Federal Reserve originally expected. Moreover, consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures (“PCE”), increased from 4.5% as of August 31, 2021, to 6.2% as of August 31, 2022, after reaching its highest level in four decades on June 30, 2022, of 7.0%. Furthermore, in February 2022, geopolitical tensions intensified as Russia invaded Ukraine. Consequently, market price volatility increased while energy prices rose significantly, reinforcing fears of higher inflation. In addition, COVID-related lockdowns in China aggravated supply chain disruptions.

In view of inflation risks, the Federal Reserve Open Market Committee (the “FOMC”) transitioned from an accommodative to a restrictive stance. At its November 2021 meeting, the Committee announced that it would begin reducing asset purchases. Then, as inflationary pressures broadened, the FOMC decided to raise the target range for the federal funds rate by 225 basis points, from 0.00%-0.25% to 2.25%-2.50%, during the four FOMC meetings held between March 2022 and July 2022. Additionally, in its May 2022 meeting, the FOMC announced it had decided to begin reducing its holdings of U.S. Treasury securities and agency debt and agency mortgage-backed securities starting on June 1, 2022.

In anticipation of tighter monetary policy from the Federal Reserve, during the reporting period, the U.S. Treasury curve flattened, and inverted, as the 2-year U.S. Treasury yield increased by 329 basis points, from 0.21% to 3.50% while the 30-year U.S. Treasury yield increased 136 basis points, from 1.94% to 3.30%. Furthermore, during the period, the S&P 500 Index decreased by 12.55% as investors moved away from risky assets. Therefore, corporate, municipal, and high yield bonds underperformed U.S. Treasuries.

As of the date hereof, recent indicators suggest modest growth in spending and production. The unemployment rate remains low, and inflation remains untamed, reflecting supply and demand imbalances related to the pandemic, higher energy prices, and broader price pressures. Moreover, Russia’s war against Ukraine has exerted upward pressure on inflation. Consequently, at its September 2022 meeting the FOMC increased the target range for the federal funds rate by 75 basis points from 2.25%-2.50% to 3.00%-3.25% and anticipates that further increases will be appropriate. As of September 30, 2022, the pricing in the Fed funds futures market reflected a 116 basis point rate increase over the rest of the calendar year 2022.

Annual Report | August 31, 2022	1

Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2022 (Unaudited)

With high levels of inflation, a monetary policy tightening cycle, and the potential for shocks from geopolitical conflicts abroad, the economic outlook remains highly uncertain and current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC and UBS Asset Managers of Puerto Rico remain committed to seeking investment opportunities, within the allowed parameters, and providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral,

CPA Chairman of the Board

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Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2022 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, it was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The Fund also suspended its current offerings of securities, pending its registration under the U.S. Securities Act of 1933, as amended, absent an applicable exception.

FUND PERFORMANCE*

The following table portrays performance for the period from September 01, 2021, to August 31, 2022:

Twelve-Month Period
Based on market price	-39.14%
Based on NAV	-14.44%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value ("NAV") and market prices as of August 31, 2022:

Dividend yield based on market at twelve-month period	7.94%
Dividend yield based on NAV	3.65%
NAV as of August 31, 2022	$2.74
Market Price as of August 31, 2022	$1.26
Premium (discount) to NAV	(54.0%)

*	The following discussion contains financial terms that are defined in the attached Glossary of Fund Terms.

Annual Report | August 31, 2022	3

Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2022 (Unaudited)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. In prior years, the Fund disclosed the yield based on the initial $10 offering price of January 19991. With this report, the Fund is transitioning to disclosures using current values, to align with industry practice. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and taxable income.

Figure 1 below reflects the breakdown of the investment portfolio as of August 31, 2022. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of August 31, 2022

Asset Allocation as of August 31, 2022

As of August 31, 2022, the largest Puerto Rico municipal bond holding in the portfolio remained the restructured Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds received in an exchange on February 2019, pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). The restructured COFINA bond positions represent 61.1% of the Fund’s total investment portfolio and are secured by 53.65% of the pledged sales and use tax base amount through 2058 (which amount to $420 million for fiscal year 2019 and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041). On net, COFINA bonds had a negative performance (price change) during the reporting period as prices decreased significantly after investor risk sentiment deteriorated as markets adjusted their expectations for impending higher rates. As of September 30, 2022, $422.5 million, or 85.9% of the COFINA required transfers ($491.6 million) for the fiscal year end June 30, 2023, had already been transferred to the COFINA trustee. Notwithstanding the impact of Hurricane Fiona, discussed below, the debt service for 2022-2023 reserve is projected to be fully funded during the month of October, same as last year.

[1]	For comparison purposes, the dividend yield based on the $10 offering price is 1.00% as of August 31, 2022.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2022 (Unaudited)

U.S. holdings in the Fund’s investment portfolio, representing 37.1% of the total investment portfolio, consist primarily of U.S. Government Agency debentures, and a U.S. municipal bonds. On a net basis, during the reporting period, both U.S. agency debentures and U.S. municipal bond prices decreased as yields increased across the curve.

The Fund owns a small position in Mortgage-Backed Securities (“MBS”) that represent 1.0% of the total investment portfolio, consisting of pools of Puerto Rico mortgages issued and guaranteed by U. S. Agencies. The balance of the pools decreased during the period from the repayment of the underlying mortgages.

The most recent Plan of Adjustment (the “Plan of Adjustment”), which restructured most of the debt of the Commonwealth of Puerto Rico (the “Commonwealth”) remaining in the Title III process of the PROMESA and which included Pension Obligation Bonds issued by the Employees Retirement System of the Government of the Commonwealth of Puerto Rico ("ERS," and the “ERS Bonds”) and are a substantial Fund holding, was approved by the U.S. Federal District Court on January 18, 2022. The Plan of Adjustment was subsequently declared effective and consummated on March 15, 2022. The Plan of Adjustment incorporated the stipulation executed on April 2, 2021, between the Financial Oversight and Management Board for Puerto Rico (the "Oversight Board") and certain holders of ERS Bonds (the “ERS Stipulation”), which resolved the claims of the ERS bondholders and stayed all pending litigation pertaining to the ERS Bonds.

Under the ERS Stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS (the “ERS Trust”). The Commonwealth has the option to purchase assets of the ERS Trust for $70.75 million and if it fails to do so, the holders of ERS Bonds will have the option to purchase these assets. If neither option is exercised by April 10, 2023, the Commonwealth will be required to purchase the assets of the ERS Trust for $70.75 million, which amount will then be distributed to the holders of allowed claims on the ERS Bonds. In addition, the holders of ERS Bonds who were parties to the ERS Stipulation (which includes the Fund) also received their pro rata share of $75 million in consummation costs in connection with the negotiation and execution of the ERS Stipulation. The Fund recognized its pro-rata share of the Private Equity Portfolio. The Fund did not own any other bonds re-structured in the Plan of Adjustment.

The ultimate total recovery to be received by the Fund in settlement of the claims on the ERS Bonds of almost 14% (17% when considering the consummation costs) is a multiple of the less than 1% recovery proposed in the initial versions of the Plan of Adjustment. This represents a significant achievement that reflects the hard work and dedication undertaken by the Fund in defending the interests of shareholders.

Most recently, the passage of Hurricane Fiona through Puerto Rico on September 18, 2022, resulted in damages which are currently estimated to exceed $2 billion. The entire electric grid in Puerto Rico failed after Hurricane Fiona came ashore as a Category 1 hurricane. Several rivers rose to historic levels, causing widespread flooding. The Island is experiencing disruptions in electric and water services. Therefore, Puerto Rico may face economic and revenue disruption in the near term as well as diminished output and revenues in the future. It is too early to determine the full extent of damages and losses or the short and long-term economic effects post-Hurricane Fiona.

Annual Report | August 31, 2022	5

Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2022 (Unaudited)

The Fund’s NAV decreased $0.57 during the period, from $3.31 at the beginning of the period to $2.74 at the end. The Fund’s indicated market price per share reflected a discount to NAV of 54.0% as of August 31, 2022, increasing from the 35.3% discount to NAV as of August 31, 2021.

FUND HOLDINGS SUMMARY

The following tables show the portfolio allocation using various metrics as of the end of the twelve-month period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax (PR)	61.1%
U.S. Agencies	27.7%
U.S. Municipal Bonds	9.4%
P.R. Tax Exempt Notes	0.8%
Mortgage-Backed Securities	1.0%
Total	100.0%

Geographic Allocation (% of Total Portfolio)
Puerto Rico	62.9%
U.S.	37.1%
Total	100.0%

The following table shows the Fund’s security portfolio ratings as of August 31, 2022. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings ("Fitch"), Moody's Investors Service ("Moody's"), and S&P Global Ratings ("S&P"). Ratings are subject to change.

(% of Total Portfolio)

Rating	Percent
AAA	29.5%
AA	0.0%
BBB	9.4%
Below BBB	0.0%
Not Rated	61.1%
Total	100.0%

The Not-Rated category is comprised 61.1% by the restructured COFINA bonds issued in 2019. The restructured COFINA bonds were issued without a rating from any of the agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of August 31, 2022, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligations to update publicly the views expressed herein.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Portfolio Update

August 31, 2022 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may not (i) issue senior securities, as defined in the Investment Company Act, except to the extent permitted under the Investment Company Act and except as otherwise described in the prospectus, or (ii) borrow money from banks or other entities, in excess of 33⅓% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSO") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days; the borrowing rate is variable and based on short-term rates. As stated above, the TSO program was suspended in May 2021, pending registration to the 1940 Act.

As of August 31, 2022, the Fund had the following leverage outstanding:

Repurchase Agreements	$1,548,000
Leverage Ratio	5.7%

Please refer to the Schedule of Investments for a detail of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

Annual Report | August 31, 2022	7

Puerto Rico Residents Tax-Free Fund II, Inc.	Schedule of Investments

August 31, 2022

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (29.15%)
US Government Sponsored Entities (29.15%)
$1,000,000	Federal Home Loan Bank	2.030%	07/27/40	$706,437
1,000,000	Federal Farm Credit Banks Funding Corp.	2.090%	06/18/40	725,630
5,010,000	Federal Home Loan Bank(a)	5.500%	07/15/36	5,978,000
				7,410,067

Total Government Bonds (Cost $7,579,233)				7,410,067

Municipal Bonds (74.83%)
Illinois (9.85%)
1,100,000	State of Illinois, General Obligation Unlimited Bonds, 2012 Series B(b)	5.250%	01/01/25	1,118,335

1,615,000	State of Illinois, General Obligation Unlimited Bonds, 2012 Series B(b)	5.432%	01/01/42	1,385,553
				2,503,888
Puerto Rico Government Instrumentalities Tax Exempt Notes (64.14%)
539,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(c)	4.500%	07/01/34	541,898
272,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(c)	4.550%	07/01/40	271,318
1,998,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(c)	4.750%	07/01/53	1,905,697
6,100,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(c)	5.000%	07/01/58	5,902,402
5,734,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(c)(d)	0.000%	07/01/46	1,635,012
5,557,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(c)(d)	0.000%	07/01/51	1,178,189
2,767,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)(c)	4.329%	07/01/40	2,686,120
84,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)(c)	4.536%	07/01/53	77,318

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Schedule of Investments

August 31, 2022

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (64.14%) (continued)
$2,256,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)(c)	4.784%	07/01/58	$2,103,950
				16,301,904
Puerto Rico Tax Exempt Notes (0.84%)(e)
24,389	Community Endowment, Inc - collateralized by FN536020	8.500%	05/01/30	26,042
17,587	Community Endowment, Inc - collateralized by GN453526	7.500%	09/15/27	17,612
116,689	Community Endowment, Inc - collateralized by GN470928	7.000%	06/15/28	120,634
12,233	Community Endowment, Inc - collateralized by GN515390	7.500%	04/15/30	12,478
36,068	Investors in Mortgage Certificate Trust(b)(f)(g)	5.475%	04/01/24	36,068
				212,834
Total Municipal Bonds (Cost $19,514,434)				19,018,626

Mortgage-Backed Securities (1.03%)
Puerto Rico GNMA Bonds(h) (0.46%)
100,000	GNMA Serial Pool 556254	6.500%	08/15/31	105,228
5,810	GNMA Pool 548495	7.000%	05/15/31	5,816
5,100	GNMA Pool 406041	7.500%	01/15/25	5,107
				116,151

Puerto Rico Freddie Mac Bonds(i) (0.10%)
38	FGLMC Pool D75620	7.500%	02/01/23	38
25,976	FGLMC Pool D74808	7.500%	09/01/26	26,112
				26,150

Puerto Rico Fannie Mae Bonds(j) (0.47%)
30,518	FNMA Pool 589033	6.500%	08/01/31	31,821
25,534	FNMA Pool 627603	6.500%	11/01/31	26,584
34,777	FNMA Pool 626649	6.500%	03/01/32	36,206
5,683	FNMA Pool 536049	7.500%	10/01/30	5,709
17,217	FNMA Pool 523139	8.000%	04/01/30	18,178
				118,498

Total Mortgage-Backed Securities (Cost $250,697)				260,799

See Notes to Financial Statements.

Annual Report | August 31, 2022	9

Puerto Rico Residents Tax-Free Fund II, Inc.	Schedule of Investments

August 31, 2022

Principal Amount/Description	Rate	Maturity	Fair Value
Total Investments (105.01%)
(Cost $27,344,364)			$26,689,492

Liabilities in Excess of Other Assets (-5.01%)			(1,273,812)
NET ASSETS (100.00%)			$25,415,680

(a)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.

(b)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional information.

(c)	Security may be called before its maturity date.

(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 2 to the financial statements for additional informatio

(e)	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Community Endowment - These obligations are collateralized by Mortgage-Backed Securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(h)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(i)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(j)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Schedule of Investments

August 31, 2022

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	2.55%	08/09/2022	09/06/2022	$619,000
JP Morgan	2.40%	08/09/2022	09/08/2022	470,000
South Street
Securities	2.60%	08/18/2022	09/01/2022	459,000
				$1,548,000

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.

Annual Report | August 31, 2022	11

Puerto Rico Residents
Tax-Free Fund II, Inc.	Statement of Assets and Liabilities

August 31, 2022

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $1,492,250)	$1,598,906
Other securities, at fair value (cost $25,852,114)	25,090,586
$26,689,492
Cash and cash equivalents	128,355
Plan of Adjustment receivable	207,519
Interest receivable	181,730
Deferred offering costs	10,510
Total Assets	27,217,606

LIABILITIES:
Reverse repurchase agreements (cost $1,548,000)	1,548,000
Interest payable	2,193
Dividends payable	77,257
Payable to Adviser	5,885
Payable to fund accounting and administration	18,109
Payable to Transfer agency	12,001
Payable to Directors	6,634
Payable for Compliance fees	1,010
Payable for Custodian fees	6,837
Payable for Audit fees	77,202
Other payables	46,798
Total Liabilities	1,801,926
Net Assets	$25,415,680

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, 98,000,000 shares authorized 9,274,521 issued and outstanding	$111,954,378
Accumulated deficit	(86,538,698)
Net Assets	$25,415,680

PRICING OF SHARES:
Net Assets	$25,415,680
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	9,274,521
Net asset value per share	$2.74

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Statement of Operations

For the year ended August 31, 2022

INVESTMENT INCOME:
Interest	$1,277,745
Total Investment Income	1,277,745

EXPENSES:
Investment Adviser fee	231,072
Accounting and Administration fees	54,310
Compliance expense	7,963
Transfer agent expenses	12,001
Interest expense	13,180
Audit expenses	67,489
Legal expenses	16,976
Custodian fees	6,311
Director expenses	26,999
Printing expenses	13,549
Insurance fee	39,008
Other expenses	26,299
Total expenses before waiver	515,157
Less fees waived by investment adviser	(154,045)
Total Expenses	361,112
Net Investment Income	916,633

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on:
Investments	(7,973,358)
Net realized loss	(7,973,358)
Net change in unrealized appreciation/depreciation on:
Investments	2,656,679
Net change in unrealized appreciation/depreciation	2,656,679
Net Realized and Unrealized Loss on Investments	(5,316,679)
Net Decrease in Net Assets Resulting from Operations	$(4,400,046)

See Notes to Financial Statements.

Annual Report | August 31, 2022	13

Puerto Rico Residents
Tax-Free Fund II, Inc.	Statements of Changes in Net Assets

For the year ended August 31, 2022

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$916,633	$840,890
Net realized loss on investments	(7,973,358)	(42,322)
Net change in unrealized appreciation	2,656,679	1,689,695

Net increase/(decrease) in net assets resulting from operations	(4,400,046)	2,488,263

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(927,119)	(926,724)
Net decrease in net assets from dividends	(927,119)	(926,724)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	16,030	8,094

Net increase in net assets from capital share transactions	16,030	8,094

Net Increase/(Decrease) in Net Assets	(5,311,135)	1,569,633

NET ASSETS:
Beginning of period	30,726,815	29,157,182
End of period	$25,415,680	$30,726,815

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Statement of Cash Flows

For the year ended August 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(4,400,046)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(28,584)
Proceeds from disposition of investment securities	1,415,788
Debt restructure program fee	310,631
Amortization of premium and accretion of discount on investments, net	(114,055)
Net realized loss on:
Investments	7,973,358
Net change in unrealized appreciation on:
Investments	(2,656,679)
(Increase)/Decrease in assets:
Plan of Adjustment receivable	(207,519)
Interest receivable	435
Deferred offering costs	(10,510)
Prepaid and other assets	32,383
Increase/(Decrease) in liabilities:
Payable for interest expense	2,017
Payable to Transfer agency	12,001
Payable to Adviser	(1,324)
Payable to fund accounting and administration fees	13,612
Payable for distributions to shareholders	16
Payable to Directors and Officers	(116)
Payable for Audit fees	(22,288)
Payable for Compliance fees	785
Payable for Custodian fees	6,311
Other payables	(70,496)
Net cash provided by operating activities	$2,255,720

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(43,241,260)
Securities sold under reverse repurchase agreements	41,904,260
Cash distributions paid to common shareholders - net of distributions reinvested	(911,089)
Net cash used in financing activities	$(2,248,089)

Net increase in cash and cash equivalents	$7,631
Cash and cash equivalents, beginning of year	$120,724
Cash and cash equivalents, end of year	$128,355

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$11,163

NON-CASH ACTIVITIES:
Reinvestment of dividends	$16,030

See Notes to Financial Statements.

Annual Report | August 31, 2022	15

Puerto Rico Residents Tax-Free Fund II, Inc.	Financial Highlights

For a share outstanding during the period presented

	For the	For the
	Year Ended	Year Ended
	August 31, 2022	August 31, 2021
Net asset value - beginning of period	$3.31	$3.15
Income/(loss) from investment operations:
Net investment income(a)	0.10	0.09
Net realized and unrealized gain/(loss)	(0.57)	0.17

Total income/(loss) from investment operations	(0.47)	0.26
Less distributions:
Dividends from net investment income	(0.10)	(0.10)
Total distributions	(0.10)	(0.10)
Net increase/(decrease) in net asset value	(0.57)	0.16
Net asset value - end of period	$2.74	$3.31
Market value per share - end of period(b)	$1.26	$2.14
Total Return -Net Asset Value(c)	(14.44%)	9.55%
Total Return - Market Price(d)	(39.14%)	10.99%
Supplemental Data:
Net assets, end of period (in thousands)	$25,416	$30,727
Ratios to Average Net Assets(e)
Ratio of gross expenses to average net assets(f)	1.82%	2.31%
Ratio of net expenses to average net assets(f)(g)	1.28%	1.63%
Ratio of gross operating expenses to average net assets(h)	1.78%	2.28%
Interest and leverage related expenses to average net assets	0.05%	0.03%
Ratio of net investment income to average net assets(g)	3.24%	2.80%
Portfolio turnover rate	0%	0%

(a)	Based on weekly average outstanding common shares of 9,271,780 for the year ended August 31, 2022 and 9,267,543 for the year ended August 31, 2021.
(b)	End of period market value are provided by UBS Financial Services Incorporated of Puerto Rico, a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund in an over-the-counter market.
(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan
(d)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.
(e)	Based on average net assets attributable to common shares of $28,265,258 for the year ended August 31, 2022 and $30,079,873 for the year ended August 31, 2021.
(f)	Expenses include both operating and interest and leverage related expenses.
(g)	The effect of the expenses waived for the year ended August 31, 2022 and August 31, 2021, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.54% and 0.68%, respectively.

(h)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund II, Inc. (formerly known as Puerto Rico Investors Tax-Free Fund II, Inc. and hereinafter referred to as the "Fund") is a non-diversified, closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on March 21, 1995 and started operations on May 31, 1995.

The Fund’s investment objective is to achieve a high level of current income that, for the Puerto Rico investors, is exempt from Federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. The Fund registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), by filing the corresponding Notification of Registration on Form N-8A on May 21, 2021. Upon its registration under the 1940 Act, the Fund must now register its future offering of securities under the U.S. Securities Act of 1933, as amended, absent any available exception, by filing Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”). In connection with the process required for registration of these securities, the Fund has suspended its current offering of securities, pending their registration or an exception therefrom, in connection with any such offering. The Fund was required to change its corporate name and is now implementing certain operational changes including, without limitation, a reduction in the types and/or amount of leverage, as well as a prohibition against engaging in principal transactions with affiliates. The new name of the Fund is Puerto Rico Residents Tax-Free Fund II, Inc.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At August 31, 2022, cash and cash equivalents consisted of a time deposit open account amounting to $128,355 with JPMorgan Chase Bank, N.A.

Annual Report | August 31, 2022	17

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair values as determined by the Fund, with the assistance of the Investment Advisers (Refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services, which are approved by the Fund’s management and the Board of Directors, in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax, if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

Income Taxes ("ASC 740") requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are “more-likely than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund's tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three (3) tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the year September 1, 2021 to August 31, 2022, the Fund did not incur any interests or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells securities, receives cash in exchange and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)	Short and medium-term notes – The Fund has a short and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short and medium-term notes are issued from time to time in denominations of at least $1,000 maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by JPMorgan Chase Bank N.A. (the Custodian), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short-term or medium-term notes outstanding for the year September 1, 2021 to August 31, 2022.

(h)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the year September 1, 2021 to August 31, 2022, the Fund decreased interest income in the amount of $24 related to net realized loss on mortgage backed securities’ pay downs (See Note 10).

(i)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities are accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

Annual Report | August 31, 2022	19

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board of Directors of the Fund has delegated to the Valuation Committee, comprised of voting members of Popular Asset Management LLC, a subsidiary of Popular, Inc., and UBS Asset Managers of PR, a division of UBS Trust Company of Puerto Rico, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value ("NAV") of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community Endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of Obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Annual Report | August 31, 2022	21

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 -Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$7,410,067	$–	$7,410,067
Municipal Bonds	–	18,982,558	36,068	19,018,626
Mortgage-Backed Securities	–	260,799	–	260,799
Total	$–	$26,653,424	$36,068	$26,689,492

*	Refer to the Schedule of Investments for a listing of securities by type.

The following is a reconciliation of the fair value of investments for which the Fund has used Level 3 unobservable inputs in determining fair value as of August 31, 2022:

	Municipal Bonds	Total
Balance as of August 31, 2021	$46,736	$46,736
Accrued Discount/Premium	177	177
Realized Gain/(Loss)	(7,484)	(7,484)
Change in Unrealized Appreciation/(Depreciation)	7,306	7,306
Purchases	28,584	28,584
Proceeds from sales, maturities, and paydowns	(39,251)	(39,251)
Balance as of August 31, 2022	$36,068	$36,068
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at August 31, 2022	$7,306	$7,306

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of August 31, 2022:

		Valuation	Unobservable
Asset Class	Fair Value	Technique(s)	Input(s)	Input Value(s)
Puerto Rico Agencies	$36,068	Vendor price	Indicative broker quote	N/A

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of year-end there were no temporary cash investments.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENCY ARRANGEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to separate Investment Advisory Agreements with UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and Popular Asset Management LLC, a subsidiary of Popular, Inc. (collectively, the "Investment Advisers"), the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.75% of the Fund’s average weekly gross assets, as defined in the agreement. For the year September 1, 2021 to August 31, 2022, the gross investment advisory fees amounted to $231,072. Total waived fees amounted to $154,045 for a net fee of $77,027, of which $5,885 remain payable at August 31, 2022. There will be no recoupment of these waived fees.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provide various administration, fund accounting, and investor accounting services to the Fund. For the year September 1, 2021 to August 31, 2022, the administrative fees and transfer agent fees amounted to $54,310 and $12,001, respectively.

JPMorgan Chase has been retained to provide custody services to the Fund. Prior to November 2021 Banco Popular also provided custody services to the Fund. For the year September 1, 2021 to August 31, 2022 the custody fee amounted to $6,311.

Certain officers and directors of the Fund are also officers and directors of the Investment Advisers and/or their affiliates. The six independent directors of the Fund's Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund's audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the year September 1, 2021 to August 31, 2022, the compensation expense for the six independent directors of the Fund was $26,999, of which $6,634 remain payable at August 31, 2022.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular and UBS Financial Services Incorporated of Puerto Rico (“UBS Puerto Rico”), or their affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

The total amount of other affiliated and unaffiliated transactions, listed by counterparty, during the year were as follows:

	Purchases	%	Sales of Portfolio Securities	%	Reverse Repurchase Agreements	%
UBS Puerto Rico	$–	–%	$–	–%	$–	0.0%
Unaffiliated	–	–%	–	–%	41,904,260	100.0%
Total	$–	–%	$–	–%	$41,904,260	100%

Annual Report | August 31, 2022	23

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the year September 1, 2021 to August 31, 2022 and year-ended August 31, 2021 were as follows:

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
Common shares outstanding - beginning of period	9,269,283	9,266,796
Common shares issued as reinvestment of dividends	5,238	2,487
Common shares outstanding - end of period	9,274,521	9,269,283

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the year September 1, 2021 to August 31, 2022 were 28,584 and proceeds from sales, maturities/calls and paydowns of portfolio securities, excluding short-term transactions, for the year September 1, 2021 to August 31, 2022 were $1,415,788.

Puerto Rico Restructuring Plan Developments

The Plan of Adjustment of the Commonwealth was deemed effective and consummated on March 15, 2022. It included the Employee Retirement System (“ERS”) Stipulation signed on April 2021 whereby the Commonwealth agreed to purchase ERS assets for $373,000,000 to pay the stipulated cash distributions to the ERS bondholders. As a result, the Fund received its pro-rata share of the stipulated cash payment. As a signatory of the stipulation, the Fund also received its pro-rata share of the plan consummation costs.

Under the ERS stipulation, the holders of allowed claims on the ERS Bonds received a total of $373 million in cash in settlement of their claims in respect of the ERS Bonds. They were also granted an interest in a trust holding a private equity portfolio owned by ERS. The Fund recognized its pro-rata share of the Private Equity Portfolio as a Plan of Adjustment receivable amounting to $207,519. The Fund did not own any other bonds re-structured by the plan.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

Weighted average interest rate at end of the year	2.52%
Maximum aggregate balance outstanding at any time during the year	$6,326,000
Average balance outstanding during the year	$2,467,872
Average interest rate during the year	0.54%

At August 31, 2022, interest rates on reverse repurchase agreements ranged from 2.40% to 2.60% with maturities up to September 8, 2022. Some of the outstanding agreements to repurchase as of August 31, 2022 may be called by the counterparty before its maturity date.

At August 31, 2022, investment securities with fair values amounting to $1,598,906 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $2,193 at August 31, 2022.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

At August 31, 2022, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$1,548,000	100%
Total	$1,548,000	100%

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $1,548,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Reverse repurchase agreements are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at August 31, 2022.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of Net Assets, both individually or in the aggregate. Moreover, collateralized investments have been excluded for this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At August 31, 2022, the Fund had investments with an aggregate market value of $16,301,904 which were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government nor the PR Government. Also, at August 31, 2022, the Fund had investments with market values of $116,151, $26,150 and $118,498, which were each issued by one issuer located in the United States of America and are not guaranteed by the U.S. Government.

As stated in the Prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

Annual Report | August 31, 2022	25

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Adviser, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of Common Stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of Common Stock) as well as any time the Fund repurchases any shares of Common Stock, in each case after giving effect to such repurchase of shares of Common Stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem the Notes as needed to maintain such asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$916,633
Reclassification of realized gain (loss) on securities’ paydowns	24
Distributable net investment income for tax purposes	$916,657

Net realized gain on investments	$(7,973,358)
Reclassification of realized gain (loss) on securities’ paydowns	(24)
Net realized loss on investments, for tax purposes	$(7,973,382)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$27,344,364
Gross appreciation	582,294
Gross depreciation	(1,237,166)
Net appreciation/(depreciation)	$(654,872)

For the year September 1, 2021 to August 31, 2022 the Fund distributed $927,119 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at August 31, 2022 were as follows:

Undistributed net investment income, beginning of the year	$689,739
Distributable net investment income for the year	916,657
Dividends	(927,119)
Undistributed net investment income, end of the year	$679,277

Accumulated net realized loss on investments, beginning of the year	$(78,589,721)
Net realized loss on investments for the year	(7,973,382)
Accumulated net realized loss on investments, end of the year	$(86,563,103)

Annual Report | August 31, 2022	27

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. The current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

As of the date hereof, the outbreak of the novel and highly contagious form of COVID-19, which the World Health Organization declared a “Public Health Emergency of International Concern”, continues. The outbreak has resulted in and may continue to result in numerous illnesses and deaths. It has also severely impacted global commercial activity and contributed to significant volatility in equity and debt markets. The development of various vaccines has allowed the countries of the world to relax the quarantines, curfews, prohibitions on travel and closure of selected business activity. However, the pace of vaccination around the globe is very uneven. The new, more contagious, Delta variant has also caused many countries to re-assess the pace of the re-opening of the full economy. In Puerto Rico, Governor Pierluisi lifted most restrictions on economic activity.

Annual Report | August 31, 2022	29

Puerto Rico Residents Tax-Free Fund II, Inc.	Notes to Financial Statements

August 31, 2022

The disruption in supply chains continues to have an adverse effect on transportation, travel, tourism and entertainment, among others. The long-term effect on the economy and inflation is being debated. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S., Puerto Rico, or world economies.

NOTE 13. SUBSEQUENT EVENTS

On September 29, 2022, the Board of Directors declared an ordinary net investment income dividend of $0.00833 per common share, totaling $77,261 which was paid on October 10, 2022 to common shareholders of record as of September 30, 2022.

The Fund has performed an evaluation of events occurring subsequent to August 31, 2022 through October 29, 2022, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above.

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Puerto Rico Residents	Report of Independent
Tax-Free Fund II, Inc.	Registered Public Accounting Firm

To the Shareholders and the Board of Directors of the Puerto Rico Residents Tax-Free Fund II, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Puerto Rico Residents Tax-Free Fund II, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2022, and the related statements of operations, and cash flows for year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for the each of two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at August 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Puerto Rico Residents Funds since 2021.

New York, New York

October 29, 2022

Annual Report | August 31, 2022	31

Puerto Rico Residents Tax-Free Fund II, Inc.	Other Information

August 31, 2022 (Unaudited)

Change in Independent Auditors

On March 5, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund.

PwC’s audit reports on the Fund’s financial statements for the two years ended June 30, 2020, and June 30, 2019, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two years ended June 30, 2020 and June 30, 2019 and the subsequent interim period through March 5, 2021 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund, the Fund’s Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about July 20, 2021, the Fund engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm for the Fund’s fiscal year ended June 30, 2021. The decision to select EY was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Directors on May 13, 2021.

During the two years ended June 30, 2020 and June 30, 2019 and during the subsequent interim period through July 20, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that EY concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of EY does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors PwC for the fiscal years ended June 30, 2020, and June 30, 2019.

EY, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending June 30, 2021. EY has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the SEC.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Other Information

August 31, 2022 (Unaudited)

Shareholder Meeting

The Annual Meeting of Shareholders was held on December 21, 2021 (the “Annual Meeting”). The voting results for the proposals considered at the Annual Meeting are as follows:

1.	Election of Directors. The stockholders of the Fund elected Carlos J. Nido and Luis M. Pellot to the Board of Directors to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2024 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Carlos J. Nido	6,767,577	1,427,709
Luis M. Pellot	6,776,174	1,419,112

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 12-month period ended August 31 is available without charge upon request, by calling 787-764-1788 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

Annual Report | August 31, 2022	33

Puerto Rico Residents Tax-Free Fund II, Inc.	Management of the Fund

August 31, 2022 (Unaudited)

Management Information. The business affairs of the Fund are overseen by its Board of Directors. Certain biographical and other information relating to the Directors and officers of the Fund are set forth below, including their ages and their principal occupations for at least five years.

The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge upon request, by calling the Fund at 787-764-1788.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
INDEPENDENT DIRECTORS
Enrique Vila del Corral (76) ****	Chairman of the Board	Director since inception	Private investor since July 2001. Managing partner of various special partnerships involved in real estate development. Former Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm organized and operating in Puerto Rico and the Dominican Republic.	10 funds	None
Gabriel Pagán Pedrero (69) *****	Director	Director since inception	Vice President of Insular Construction and Supply Company Inc. since 1984. Former President of West Indian Products Corporation until 2013, and former Vice President of Commercial Adolfo S. Pagán, Inc.	7 funds	None

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Puerto Rico Residents Tax-Free Fund II, Inc.	Management of the Fund

August 31, 2022 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Carlos J. Nido (58)***	Director	Director since 2009	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015. President and Executive Producer of Piñolywood Studios LLC. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks; General Manager of Editorial Primera Hora from 1997 until 1999; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation. He is also a member of the Advisory Board of Advent Morro Private Equity Funds.	25 funds consisting of 36 portfolios	None
Luis M. Pellot (74) ***	Director	Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002. Member of PR Bar Association; PR Manufacturers Association; PR Chamber of Commerce; PR General Contractors Association; PR Hotel & Tourism Association and Hispanic National Bar Association. President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	25 funds consisting of 36 portfolios	None

Annual Report | August 31, 2022	35

Puerto Rico Residents Tax-Free Fund II, Inc.	Management of the Fund

August 31, 2022 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Clotilde Pérez (70) ***	Director	Director since 2013	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. 1996- 1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990- 1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. 2012- present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.	25 funds consisting of 36 portfolios	None
Jorge I. Vallejo (68) ****	Director	Director since 2010	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	10 funds	None

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Puerto Rico Residents Tax-Free Fund II, Inc.	Management of the Fund

August 31, 2022 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
OFFICERS
Leslie Highley, Jr. (75)	Co- President	Co- President since 2021	Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None
Javier Rubio (62)	Co- President	Co- President since 2021	Manager of Banco Popular’s Fiduciary Services Division since 2007, shares responsibility for the day to day management of the Fund’s investment portfolio. Mr. Rubio spend four years with Central Hispano International Inc., an international banking entity in Puerto Rico, where he was Executive Vice President. Prior to that, Mr. Rubio spent four years with the Investment Division of Banco Popular, where he was Second Vice President and Investment Portfolio Manager.	Not applicable	None

Annual Report | August 31, 2022	37

Puerto Rico Residents Tax-Free Fund II, Inc.	Management of the Fund

August 31, 2022 (Unaudited)

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
José González- Pagán (44)	Treasurer	Treasurer since 2014	Vice President of Banco Popular de Puerto Rico, has been in charge of Banco Popular’s Mutual Funds’ Administration since 2014 and Popular Fiduciary Services Operations since 2019. Prior to joining Banco Popular, Mr. González was President, Treasurer, and Fund Administration & Operations Manager for the First Puerto Rico Family of Funds in Santander Asset Management from 2009-2014 and Vice President, Operations Manager and Trust Officer of Banco Santander from 2004-2008.	Not applicable	None
Luis A. Avilés (58)	Secretary	Secretary since 2019	Practicing attorney in Puerto Rico since 1993 and Fund counsel between 2000 and 2021. Mr. Avilés has been a Full Professor at the School of Law of the University of Puerto Rico since 2008. Mr. Avilés has served as President of the Board of Governors of the Puerto Rico Power Authority and as Vice Chairman of the Board of Directors at the Government Development Bank of Puerto Rico.	Not applicable	None
Lucas Foss (44)	Chief Compliance Officer	Chief Compliance Officer since 2021	Mr. Foss has been Chief Compliance Officer for the Puerto Rico Residents Tax- Free Funds since 2021. Mr. Foss has been Vice President, Fund Chief Compliance Officer for SS&C Technologies since 2017.	Not applicable	None

*	The address of the Directors and Officers is 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918, except for Messrs. Highley and Avilés. Mr. Highley’s address is UBS Financial Services Incorporated of Puerto Rico, Penthouse Floors, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. Mr. Avilés’ address is University of Puerto Rico School of Law, 7 Universidad Avenue, San Juan, Puerto Rico 00925.

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Puerto Rico Residents Tax-Free Fund II, Inc.	Management of the Fund

August 31, 2022 (Unaudited)

**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***	The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC.

****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”); and Popular High Grade Fixed-Income Fund, Inc.; Popular Income Plus Fund, Inc.; Popular Total Return Fund, Inc. (the “Popular Family Funds”) and together with the Co-Advised Family of Funds, the “Affiliated Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC. The Popular Family of Funds is managed by Popular Asset Management LLC.

*****	The Affiliated Funds consist of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I (the “Co-Advised Family of Funds”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers, a division of UBS Trust PR, and Popular Asset Management LLC.

Annual Report | August 31, 2022	39

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund II, Inc.	of Investment Advisory Contract

August 31, 2022 (Unaudited)

The Board of Directors (the “Board”) of Puerto Rico Residents Tax Free Fund II, Inc. (the “Fund”) met on May 12, 2022 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Popular Asset Management and UBS Asset Managers of Puerto Rico, the Fund’s co-investment adviser (the “Advisers”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

40	(787) 751-5452 | www.ubs.com | www.popular.com

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund II, Inc.	of Investment Advisory Contract

August 31, 2022 (Unaudited)

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one , three , five , and ten year periods ended December 31, 2021 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Annual Report | August 31, 2022	41

Puerto Rico Residents	Statement Regarding Basis for Approval
Tax-Free Fund II, Inc.	of Investment Advisory Contract

August 31, 2022 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2021. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser derived from its relationship with the Fund for the fiscal year ended June 30, 2021 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues, expenses and net income (pre tax and after tax) and the net profit margins (pre tax and after tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund by Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

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INVESTMENT ADVISERS	DIRECTORS AND OFFICERS

Popular Asset Management LLC	Enrique Vila del Corral
209 Muñoz Rivera Avenue Suite 1112	Chairman of the Board
San Juan, Puerto Rico 00918

UBS Trust Company	Clotilde Pérez
of Puerto Rico	Director
250 Muñoz Rivera Avenue
San Juan, Puerto Rico 00918
Gabriel Pagán Pedrero
ADMINISTRATOR	Director

ALPS Fund Services, Inc.	Carlos J. Nido
1290 Broadway, Suite 1000	Director
Denver, CO 80203

TRANSFER AGENT	Jorge I. Vallejo
Director
Banco Popular de Puerto Rico
Popular Fiduciary Services
209 Muñoz Rivera Avenue	Luis M. Pellot
Popular Center, North Tower, 4th Floor	Director
San Juan, Puerto Rico 00918
Leslie Highley, Jr.
CUSTODIAN	Co-President

JPMorgan Chase
1111 Polaris Parkway	Javier Rubio
Columbus, OH 43240	Co-President

PUERTO RICO LEGAL COUNSEL	José González
Treasurer
Sánchez/LRV LLC
270 Muñoz Rivera Avenue Suite 1110
San Juan, Puerto Rico 00918	Luis A. Avilés
Secretary
U. S. LEGAL COUNSEL

Sidley Austin, LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP
One Manhattan West
New York, New York 10001

Remember that:

•	Mutual Funds Shares are not bank deposits or FDIC insured.
•	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Incorporated of Puerto Rico or any of their affiliates.
•	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	Puerto Rico Residents Tax-Free Fund II, Inc. (the “Fund” or “Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	During the period covered by this report, there were no amendments to the Code.

(d)	During the period covered by this report, there were no waivers granted by the Registrant to individuals covered by the Code.

(e)	Not Applicable.

(f)	The Registrant’s Board of Directors adopted, effective May 19, 2021, a code of ethics described in 2(a) above. The Code is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1) The Board of Directors of the Fund has determined that it has an audit committee financial expert serving on the Fund’s Audit Committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(2) The name of the audit committee financial expert is Mr. Enrique Vila del Corral. Mr. Vila del Corral has been deemed “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3) Not applicable. (b) No disclosures are required by this Item 3(b). (c) No disclosures are required by this Item 3(c). (d) No disclosures are required by this Item 3(d).

Item 4. Principal Accountant Fees and Services.

Prior to May 21, 2021, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

(a) Audit Fees- The aggregate fees billed for professional services rendered by Ernst & Young, LLP (“E&Y”) for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal period ended August 31, 2021 were $57,650 and for the fiscal year ended August 31, 2022 were $57,650.

(b) Audit Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal period ended August 31, 2021, were $0 and for the fiscal year ended August 31, 2022, were $0.

(c) Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal period ended August 31, 2021 were $9,840 and for the fiscal year ended August 31, 2022 were $9,438.

(d) All Other Fees - The aggregate fees billed for products and services provided by E&Y other than the services reported in paragraphs (a) through (c) of this Item for the fiscal period ended August 31, 2021, were $0 and for the fiscal year ended August 31, 2022, were $0.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The Charter of the Registrant’s Audit Committee requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Registrant by the Registrant’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Registrant may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

All the audit and tax services described above for which E&Y billed the Registrant fees for the fiscal period ended August 31, 2021, and the fiscal year ended August 31, 2022, were pre-approved by the Audit Committee. For the fiscal period ended August 31, 2021, and the fiscal year ended August 31, 2022, the Registrant’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Registrant by E&Y.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate non-audit fees billed by E&Y for services rendered to the Registrant, its co-investment advisers and co-adviser affiliates that provide ongoing services to the Registrant for the fiscal period ended August 31, 2021, were $0 and for the fiscal year ended August 31, 2022, were $0.

(h) The Audit Committee of the Registrant’s Board of Directors considered the provision of non-audit services that were rendered to the Registrant’s co-investment advisers, and any entity controlling, controlled by or under common control with the Registrant’s co-investment advisers that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). As of August 31, 2022, Enrique Vila del Corral, J. Gabriel Pagán Pedrero and Clotilde Pérez are each independent directors, and, collectively, constitute the entire Audit Committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board of Directors of the Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Fund’s co-investment advisers the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s co-investment advisers, principal underwriter, or an affiliated person of the Fund, its co-investment advisers, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Fund’s co-investment advisers’ Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund’s Chief Compliance Officer shall ensure that the Fund’s co-investment advisers have adopted a Proxy Voting Policy, which they will use to vote proxies for their clients, including the Fund.

1. General

The Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

2. Delegation to the Fund’s Co-investment Advisers

The Fund believes that the Fund’s co-investment advisers are in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Fund’s co-investment advisers are hereby delegated the following duties:

a) to make the proxy voting decisions for the Fund, in accordance with the Fund’s co-investment advisers’ Proxy Voting Policy, except as provided herein; and

b) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent members of the Board, must approve each co-adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Fund’s co-investment advisers Adviser Voting Policy no later than six (6) months after adoption by an adviser.

3. Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund's co-investment advisers, principal underwriter, or an affiliated person of the Fund, its co-investment advisers, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Fund’s co-investment advisers’ Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following provides biographical information about the Fund’s portfolio managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of August 31, 2022:

Mr. Leslie Highley, Jr. and Mr. Javier Rubio are jointly responsible for the execution of specific investment strategies and day-to-day investment operations of the Registrant. Each of Messrs. Highley and Rubio manages the Fund using a team of analysts and portfolio managers. The day-to-day operation of the Registrant and the execution of its specific investment strategies is the primary responsibility of Messrs. Highley and Rubio, the designated portfolio managers of the Registrant (the “Portfolio Managers”).

Mr. Highley manages several funds and portfolios. Mr. Highley is a Co-President of the Registrant and Managing Director of UBS Trust Company of Puerto Rico. He has been Managing Director of UBS Trust Company of Puerto Rico since 2006; Executive Vice President of UBS Trust Company of Puerto Rico since 2005 and Senior Vice President of UBS Financial Services Incorporated of Puerto Rico since 1994 and of the Puerto Rico Residents Tax-Free Family of Funds since 1995.

Mr. Rubio manages several funds and portfolios. Mr. Rubio is a Co-President of the Registrant and President of Popular Asset Management, LLC. He is Senior Vice President of Banco Popular de Puerto Rico and Division Manager of Banco Popular de Puerto Rico’s Fiduciary Services Division since 2007. Mr. Rubio spent four years with Central Hispano International, Inc., an international banking entity in Puerto Rico, where he was an Executive Vice President. Prior to that, Mr. Rubio spent four years with the Investment Division of Banco Popular de Puerto Rico, where he was Second Vice President and Investment Portfolio Manager. Mr. Rubio has a BBA from the University of Puerto Rico, an MBA from the University of Michigan and holds the Chartered Financial Analyst designation.

(2) The following table provides information about portfolios and accounts, other than the Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of August 31, 2022:

(i) Name of Portfolio Manager	(ii) Type of Accounts	(ii) Number of Other Accounts Managed	(ii) Total Assets	(iii) Number of Accounts Managed for which Advisory Fee is Based on Performance	(iii) Total Assets for Which Advisory Fee is Based on Performance
Leslie Highley	Registered Investment Companies	23	$1,768,179,547	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Javier Rubio	Registered Investment Companies	9	$541,219,297	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	4	$94,326,431	0	$0

As described above, the Portfolio Managers do manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Registrant’s co-investment advisers may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Registrant’s co-investment advisers believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular Portfolio Manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Registrant’s co-investment advisers have adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.

Potential Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each account. The Registrant’s co-investment advisers seek to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Registrant’s co-investment advisers has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of their clients’ accounts, the Registrant’s co-investment advisers determine which broker to use to execute transaction orders, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts, the Registrant’s co-investment advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Registrant’s co-investment advisers may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a Portfolio Manager. Finally, the appearance of a conflict of interest may arise where the Registrant’s co-investment advisers have an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a Portfolio Manager has day-to-day management responsibilities.

The Registrant’s co-investment advisers have adopted certain compliance procedures which are designed to address these types of conflicts among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(3) As of August 31, 2022, Mr. Highley’s compensation as Portfolio Manager consists primarily of base pay, an annual cash bonus and long-term incentive payments. As of August 31, 2022, Mr. Rubio’s compensation as Portfolio Manager consists of a combination of base salary, performance-based annual cash incentive bonus and fringe benefits.

UBS Trust Company of Puerto Rico

Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation, and financial performance of UBS Trust Company of Puerto Rico, one of the Registrant’s co-investment advisers.

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his compliance with the Registrant’s co-investment advisers’ policies and procedures. The final factor influencing the Portfolio Manager’s cash bonus is the financial performance of UBS Trust Company of Puerto Rico, one of the Registrant’s co-investment advisers based on its operating earnings.

Popular Asset Management

The salary component is based on market data relative to similar positions within the industry, as well as the past performance, years of experience and scope of responsibilities of the individual.

An investment professional’s incentive compensation, including the annual cash bonus, is largely driven by such person’s contribution to Popular Asset Management’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as such person’s qualitative contributions to the organization.

(4) The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the Portfolio Managers of the Fund as of August 31, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Leslie Highley	$10,001-50,000
Javier Rubio	$0

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended August 31, 2022, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the “1940 Act”) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Although it has not done so, the Fund may also engage in securities lending, subject to procedures adopted by its Board of Directors.

Item 13. Exhibits.

(a)(1) Code of Ethics is filed herewith.

(2) The certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable.

(4) Not applicable.

(b) The certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND II, INC.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

Date:	November 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Javier Rubio
Javier Rubio
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ José González
José González
Treasurer

Date:	November 9, 2022